UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: February 10, 2016 (Date of earliest event reported)
REVA MEDICAL, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-54192	33-0810505
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5751 Copley Drive, San Diego, CA	92111
(Address of principal executive offices)	(Zip Code)

(858) 966-3000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01  Unregistered Sales of Equity Securities.

On 11 February 2016 Australian Eastern Daylight Time (which was February 10, 2016 Pacific Standard Time), REVA Medical, Inc. (the “Company”) entered into an amendment (the “Amendment”) to the Convertible Note Deed (the “Note Deed”), dated September 25, 2014, among the Company and Goldman Sachs International (“Goldman Sachs”) and Senrigan Master Fund and as approved by the Company’s stockholders on 31 October 2014. The Amendment, effectiveness of which is subject to receipt of stockholder approval, provides for the following:

1)	A delay to June 30, 2017 of the date holders of the Company’s convertible notes (the “Notes”) could request an early redemption of the Notes. Such date is currently January 14, 2017.
2)

A requirement that the Company complete a listing of its shares on the NASDAQ Stock Market (or other securities exchange approved by the holders of the Notes) as an added condition before the Notes would automatically convert into shares of the Company’s common stock. The existing requirements, which would continue, are that the Company’s securities traded on the Australian Securities Exchange trade at A$0.60 or above for a 20-day period and that the Company’s Fantom® scaffold product received CE Mark regulatory approval.

In addition, the Amendment provides that the Company hold a meeting of stockholders within 50 days for the purpose of approving the Amendment. The foregoing description of the Amendment is not complete and is qualified in its entirety by reference to the Amendment, which is filed as Exhibit 4.1 to this current report and incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities.

On February 12, 2016, Goldman Sachs exercised its option to purchase 4,375,000 shares of the Company’s common stock. The option was issued November 14, 2014 in connection with the Note Deed. The Company received gross proceeds of $11,406,937.50 upon the exercise of the option. The securities were issued in reliance on exemption from registration pursuant to Regulation S promulgated under the Securities Act of 1933, as amended, by the Securities and Exchange Commission.

Item 7.01 Regulation FD Disclosure.

On 11 February 2016 (Australian Eastern Daylight Time), the Company announced progress in its clinical study of its Fantom drug-eluting bioresorbable scaffold, with enrollments exceeding 200 patients, and announced the anticipated exercise of Goldman Sachs’ option to purchase common stock (such exercise occurred on February 12, 2016). The Company additionally announced entry into the Amendment, as described under Item 1.01 above. A copy of the announcement is furnished hereto as Exhibit 99.1.

Limitation of Incorporation by Reference

In accordance with General Instruction B.2. of Form 8-K, this information including Exhibit 99.1, is furnished pursuant to Item 7.01 and shall not be deemed to be “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. The information in this Item 7.01 of this Current Report on Form 8-K will not be deemed an admission as to the materiality of any information that is required to be disclosed solely by Regulation FD.

Item 9.01  Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.      Description

4.1	First Amendment to Convertible Note Deed dated 11 February 2016, by and among the Company, Goldman Sachs International and Senrigan Master Fund
99.1	Press release dated 11 February 2016 (Australian Eastern Daylight Time)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

REVA Medical, Inc.

Date: February 17, 2016	/s/ Katrina L. Thompson
Katrina L. Thompson
Chief Financial Officer
(principal financial and accounting officer)

Index to Exhibits

Exhibit Number	Description of Exhibits
4.1	First Amendment to Convertible Note Deed dated 11 February 2016, by and among the Company, Goldman Sachs International and Senrigan Master Fund

   99.1Press release dated 11 February 2016 (Australian Eastern Daylight Time)